Supplement Dated July 29, 2016
To The Prospectus Dated April 25, 2016

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section entitled, "Summary Overview of Each Fund" for the JNL/Mellon Capital S&P® SMid 60 Fund, please add the following:

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

In the section entitled, "Additional Information About Each Fund," in the sub-section "Principal Risks of Investing in the Fund," for the JNL/Mellon Capital S&P® SMid 60 Fund, please add the following:

•	Foreign securities risk

In the section entitled, "Management of the JNL Variable Fund," subsection "Investment Adviser," please delete the third paragraph in its entirety and replace with the following:

Under the Investment Advisory Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised.  The Adviser also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser's performance.  The Adviser is solely responsible for payment of any fees to Sub-Advisers.

In the section entitled, "Management of the JNL Variable Fund," subsection "Investment in Fund Shares," please delete the second paragraph in its entirety and replace with the following:

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds' transfer agent in proper form.  There is no sales charge.  Shares of the Funds are not available to the general public directly.

In the section entitled, "Management of the JNL Variable Fund," subsection "Redemption of Fund Shares," please delete the first paragraph in its entirety and replace with the following:

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund's transfer agent in proper form.

This Supplement is dated July 29, 2016.

Supplement Dated July 29, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 53, in the section "Custodian and Transfer Agent" please delete the second paragraph in its entirety and replace with the following:

JNAM provides transfer agent and dividend-paying services to each Fund of the JNL Variable Fund. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the JNL Variable Fund, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things. JNAM is compensated for these services through its advisory fee.

On pages 60-61, in the section "XI. Disclosure of Portfolio Information" please delete the paragraph entitled "C. Other Disclosures" in its entirety and replace with the following:

C. Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers and service providers, the Adviser's consultants, the distributor, senior management and personnel at Jackson, the custodian, personnel at JNAM providing transfer agent services, broker-dealers, and counterparties, pricing vendors, and the Funds' Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds' other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM's Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

This Supplement is dated July 29, 2016.